oGOF SAIP1

                        SUPPLEMENT DATED JANUARY 1, 1998
                         TO THE STATEMENTS OF ADDITIONAL
                                 INFORMATION OF
                             FRANKLIN BLUE CHIP FUND
                           FRANKLIN MIDCAP GROWTH FUND
                             DATED SEPTEMBER 1, 1997

The statement of additional information is amended to replace the first paragraph in the section "The Rule 12b-1 Plan," found under "The Fund's Underwriter," with the following:

 The Fund has adopted a distribution plan or "Rule 12b-1 plan" pursuant to Rule 12b-1 of the 1940 Act. Under the plan, the Fund may pay up to a maximum of 0.35% per year of its average daily net assets, payable quarterly, for expenses incurred in the promotion and distribution of its shares. Of this amount, the Fund may reimburse up to 0.35% to Distributors or others, out of which 0.10% will generally be retained by Distributors for its distribution expenses.